GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Alternative Premia Fund

(the “Fund”)

Supplement dated June 17, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (the  “SAI”),

each dated April 30, 2019, as supplemented to date

Effective immediately, Evgeny Gladchenko will no longer serve as a portfolio manager for the Fund. Federico Gilly, Managing Director, and Matthew Schwab, Managing Director, will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, all references to Mr. Gladchenko in the Prospectuses, Summary Prospectuses and SAI will be deleted in their entirety.

***

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

SELSAT3TBDSTK 06-19